UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement
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☐ Soliciting Material Pursuant to Rule 240.14a-12

Trio-Tech International

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 9, 2003

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Trio-Tech International, a California corporation (the “Company”), will be held at our principal executive offices, located at 14731 Califa Street, Van Nuys, California, on Tuesday, December 9, 2003 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Proxy Statement:

1.	To elect directors to hold office until the next annual meeting of shareholders; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

       The Board of Directors has fixed the close of business on October 17, 2003 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof.

       After careful consideration, the Trio-Tech International Board of Directors recommends a vote IN FAVOR OF THE NOMINEES FOR DIRECTOR NAMED IN THE ACCOMPANYING PROXY STATEMENT.

       Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors

A. CHARLES WILSON
Director

October 21, 2003

Van Nuys, California

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

THANK YOU FOR ACTING PROMPTLY

________________________________________________________________________________

PROPOSAL 1 ELECTION OF DIRECTORS
TRIO-TECH INTERNATIONAL AUDIT COMMITTEE CHARTER

________________________________________________________________________________

TRIO-TECH INTERNATIONAL

14731 Califa Street
Van Nuys, California 91411

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To be held December 9, 2003

GENERAL

       This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors of Trio-Tech International, a California corporation (“Trio-Tech” or the “Company”), for use at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held at our principal executive offices, located at 14731 Califa Street, Van Nuys, California at 10:00 a.m., local time, on Tuesday, December 9, 2003, and at any adjournments thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the enclosed Proxy are intended to be mailed to shareholders on or about November 5, 2003.

RECORD DATE AND VOTING SECURITIES

       The close of business on October 17, 2003 has been fixed as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 2,927,542 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote, the holders of which are entitled to one vote per share.

VOTING GENERALLY

       In the election of directors, a shareholder may cumulate his votes for one or more candidates, but only if each such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of his intention to cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected. These votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder thinks fit. The four candidates receiving the highest number of affirmative votes will be elected. Abstentions will be counted for purposes of determining the presence of a quorum but with respect to the election of directors, any votes against a candidate or withheld from voting (whether by abstention, broker non-votes or otherwise) will not be counted and will have no legal effect on the vote. Discretionary authority to cumulate votes is solicited hereby.

       Shareholders are requested to date, sign and return the enclosed Proxy to make certain their shares will be voted at the Annual Meeting. Any Proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. All Proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, Proxies will be voted FOR the election of the four nominees for directors named under “Election of Directors.”

TRIO-TECH INFORMATION

       Our principal executive offices are located at 14731 Califa Street, Van Nuys, California 91411. The telephone number of our principal offices is (818) 787-7000.

PROPOSAL 1

ELECTION OF DIRECTORS

INFORMATION WITH RESPECT TO DIRECTORS

       The Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next annual meeting and until their respective successors are elected and qualified. There are two vacancies on the Board of Directors. The Board does not intend to fill either of these vacancies at this time. It is intended that the Proxies received, unless otherwise specified, will be voted FOR the four nominees named below, all of whom are incumbent directors of the Company. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as Proxy holders will vote in accordance with their best judgment. In no event will Proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The following sets forth, as of October 17, 2003, the names of each of the four nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

NAME	AGE	PRINCIPAL OCCUPATION

A. Charles Wilson	79	Chairman of the Board of Trio-Tech International;
		Chairman of the Board of Ernest Paper Products, Inc.;
		Chairman of the Board of Daico Industries, Inc.
S. W. Yong	50	Chief Executive Officer and President of Trio-Tech International
Richard M. Horowitz	62	President of Management Brokers Insurance Agency;
		Chairman of the Board of Leviathan Corporation
Jason T. Adelman	34	Managing Director of Burnham Hill Partners.

A. Charles Wilson

       Mr. Wilson, age 79, has served as a Director of Trio-Tech since 1966, and was President and Chief Executive Officer of the Company from 1981 to 1989. In 1989, he was elected Chairman of the Board. Mr. Wilson is also Chairman of the Board of Ernest Paper Products, Inc. and Chairman of Daico Industries, Inc., as well as an attorney admitted to practice law in California.

S.W. Yong

       Mr. Yong, age 50, has been a Director of Trio-Tech since 1990. He has been the Chief Executive Officer and President since 1990. He has been associated with Trio-Tech International Pte. Ltd. in Singapore since 1976 and has been its Managing Director since August 1980. Mr. Yong holds a Masters Degree in Business Administration, a Graduate Diploma in Marketing Management and a Diploma in Industrial Management.

Richard M. Horowitz

       Mr. Horowitz, age 62, has served as a Director of Trio-Tech since 1990. He has been President of Management Brokers Insurance Agency since 1974. He also serves as Chairman of Leviathan Corporation, a computer sales, consulting and software company, and is Chairman of Dial 800, Inc., a national telecommunication company. Mr. Horowitz holds a Masters Degree in Business Administration from Pepperdine University.

Jason T. Adelman

       Mr. Adelman, age 34, was elected to the Board of Trio-Tech in April 1997. Mr. Adelman is a Managing Director of Burnham Hill Partners, a division of Pali Capital, Inc. The firm is based in New York City and it provides financing and financial advisory services. Previously, Mr. Adelman was employed by H.C. Wainwright & Co (1999-2003), Drake Capital Securities (1997-1999), Spencer Trask Securities (1996-1997) and Coopers & Lybrand LLP (1994-1996). Mr. Adelman is an honors graduate of the University of Pennsylvania and Cornell Law School.

BOARD MEETINGS AND COMMITTEES

       The Board held four meetings during the fiscal year ended June 30, 2003. All of the directors attended (in person or by telephone) at least 75% of the meetings of the Board and its committees on which they served during the fiscal year. The Company does not have a standing nominating committee and the entire Board nominated the directors nominated for election at the Annual Meeting.

       The Board has a standing Compensation Committee, which currently consists of all of the directors, namely S. W. Yong, Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson. The Compensation Committee administers the Company’s existing stock option plans and determines salary and bonus arrangements. The Compensation Committee met three times during the past fiscal year.

       The Board has a standing Audit Committee, which currently consists of A. Charles Wilson, Chairman, and Jason T. Adelman and Richard M. Horowitz. Pursuant to its written charter, which charter was adopted by the Board of Directors, the Audit Committee is charged with, among other responsibilities, selecting our independent public accountants, reviewing our annual audit and meeting with our independent public accountants to review planned audit procedures. The Audit Committee also reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. The Audit Committee held four meetings during the year ended June 30, 2003. Each of the members of the Audit Committee is independent (as defined in Section 121(A) of the AMEX listing standards). A copy of the Audit Committee charter, as recently revised with the approval of the Board, is attached as Annex A to this Proxy Statement.

REPORT OF THE AUDIT COMMITTEE

       The Audit Committee reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended June 30, 2003.

       The Audit Committee received from BDO International (BDO) the written disclosures and letter required by Independence Standards Board Standard No. 1. The Audit Committee discussed with BDO International the matters required to be discussed by Statement on Auditing Standards No. 61 and matters relating to that firm’s independence.

       Based on the above-described review, written disclosures, letter and discussions, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements for the fiscal year ended June 30, 2003 be included in the Company’s Annual Report on Form 10-K for that fiscal year.

Dated October 21, 2003
THE AUDIT COMMITTEE

A. Charles Wilson, Chairman
Jason T. Adelman
Richard M. Horowitz

COMPENSATION OF DIRECTORS

       During the fiscal year ended June 2003, Messrs. Horowitz and Adelman, as non-employee directors, each received quarterly fees in an amount equal to $1,500 for each quarter in which they attended a Board meeting and an annual fee of $5,000. Mr. Wilson, the other non-employee director and Chairman of the Board, received quarterly fees in an amount equal to $4,500 for each quarter in which he attended a Board meeting and an annual fee of $15,000. Although Mr. Wilson would have been entitled to a bonus equal to 2% of pre-tax profits for the fiscal year, if any, the Company did not have pre-tax profits for fiscal 2003 and thus no such bonus was paid to Mr. Wilson with respect to fiscal 2003 . In September 2003, the Compensation Committee approved changes to the non-employee directors’ cash compensation for services as a Board member, retroactive to July 1, 2003. As a result, non-employee directors other than the Chairman will be paid an annual fee of $5,000, $1,500 for each Board meeting attended and $1,000 for each Audit Committee meeting attended and the Chairman will be paid $12,500 per quarter but no longer shall receive any bonus based upon pre-tax profits.

       Each of our directors is entitled to participate in our 1998 Director Stock Option Plan (the “Directors Plan”) and receives automatic annual grants of options to purchase shares of our Common Stock. On July 14, 2003, each of Messrs. Horowitz and Adelman were granted options to purchase 5,000 shares of Common Stock at an exercise price of $2.66 per share, and each of Messrs. Wilson and Yong were granted options to purchase 10,000 shares of Common Stock at an exercise price of $2.66 per share. All options granted under the Directors Plan vest immediately upon grant and terminate five years from the date of grant unless terminated sooner upon termination of the optionee’s status as a director or otherwise pursuant to the Directors Plan. Pursuant to the terms of the Directors Plan, the Board of Directors amended the Directors Plan on September 24, 2002 to increase the required exercise price for shares purchasable upon the exercise of options granted under the Directors Plan from 85% to 100% of fair market value (as defined in the Directors Plan) of the Company’s Common Stock on the date of grant of each such option.

VOTE REQUIRED FOR ELECTION

       The four persons receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

EXECUTIVE OFFICERS

       Victor H. M. Ting, age 49, first joined Trio-Tech as the Financial Controller for the Company’s Singapore subsidiary in 1980. He was promoted to the level of Business Manager from 1985-1989. In December 1989 he became the Director of Finance and Sales & Marketing and later, the General Manager of the Singapore subsidiary. Mr. Ting was elected Vice-President and Chief Financial Officer of Trio-Tech International in November 1992. Mr. Ting holds a Bachelor of Accountancy Degree and Masters Degree in Business Administration.

       Richard Lim, age 44, joined Trio-Tech in 1982 and became the Quality Assurance Manager in 1985. He was promoted to the position of Operations Manager in 1988. In 1990 he was promoted to Business Manager and was responsible for the Malaysian operations in Penang and Kuala Lumpur. Mr. Lim became the General Manager of the Company’s Malaysia subsidiary in 1991 and in February 1993, all test facilities in Southeast Asia came under his responsibility. He holds diplomas in Electronics & Communications and Industrial Management and a Masters Degree in Business Administration. He was elected Corporate Vice-President-Testing in July 1998.

EXECUTIVE COMPENSATION AND RELATED MATTERS

       The following table sets forth the compensation of the Company for its Chief Executive Officer and each executive officer whose total annual salary and bonus for the fiscal year ended June 30, 2003 exceeded in the aggregate $100,000 (the “Named Executive Officers”):

	SUMMARY COMPENSATION TABLE

					Long-Term
	Annual Compensation				Compensation

				Other Annual	Securities
Name and Principal	Fiscal			Compensation	Underlying
Position	Year	Salary($)	Bonus($)	($)	Options(#)

S.W. Yong,	2003	217,014	0	10,185	10,000
President and	2002	189,009	0	7,838	20,000
Chief Executive Officer	2001	206,760	89,961	7,941	10,000
Victor H.M. Ting,	2003	116,606	0	8,099	0
Vice President and	2002	105,155	0	5,288	5,000
Chief Financial Officer	2001	113,711	17,992	4,723	5,000

       Singapore officers are also credited with a compulsory contribution to their provident pension fund of 5% of their total salaries and bonuses in accordance with Singapore law.

EMPLOYEE BENEFIT PLANS

       The Company’s 1998 Stock Option Plan was approved by the Board on September 30, 1997 and the stockholders on December 8, 1997. The purpose of the 1998 Stock Option Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance stockholder return.

       No options were exercised by any of the Named Executive Officers during the fiscal year ended June 30, 2003. The following table contains certain information regarding options granted to Named Executive Officers under the 1998 Stock Option Plan during the fiscal year ended June 30, 2003:

OPTION GRANTS IN FISCAL 2003

Potential
Realizable Value
	INDIVIDUAL GRANTS				at Assumed
Annual Rates of
	Number of	% of Total			Stock Price
	Securities	Options			Appreciation for
	Underlying	Granted to			Option Term
	Options	Employees in	Exercise
Name	Granted	Fiscal Year	Price($/sh)	Expiration Date	5%($)	10%($)

S. W. Yong	10,000	28.6%	$2.25	7/16/2007	$6,216	$13,736

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

       The Compensation Committee of the Board of Directors of Trio-Tech, composed of the Chairman, the Chief Executive Officer and two outside directors, is responsible for, among other duties, recommending to the Board suggestions and administration of policies and procedures regarding executive compensation and criteria for the amounts of such compensation. Presently the Compensation Committee members include all of the members of the Board of Directors of the Company.

       The compensation program presently in effect at Trio-Tech International has three elements: (1) base annual salary; (2) potential annual cash incentive awards that are based primarily on financial performance of the Company or its relevant business operating units; and (3) long-term incentives in the form of stock options. The Committee believes that a significant portion of the total compensation of the Company’s executives should be at risk, based upon the achievement of pre-established goals.

Base cash compensation

       In determining the compensation levels for the Chief Executive Officer (CEO) and Chief Financial Officer (CFO), the Committee reviewed compensation policies of other companies comparable in size to Trio-Tech.

       The fiscal year 2003 base cash compensation for officers of the Company who reside in Singapore was denominated in the currency of Singapore. The exchange rate therefore was established as of June 30, 2003 and was computed to be 1.76 Singapore Dollars to each U.S. Dollar. Singapore executive officers are also credited with a compulsory contribution under Singapore’s provident pension fund.

Bonuses for 2003

       The Compensation Committee also considered awarding additional discretionary annual cash bonuses to its executive officers based primarily on the Company’s overall performance and, to a lesser extent, on the contribution each executive made to the Company’s success.

2003 Compensation of CEO

       The CEO is located in Singapore and is compensated in Singapore currency. His base compensation for fiscal 2003 compared to fiscal 2002, when denominated in Singapore currency, remained unchanged. Denominated in United States currency, the CEO’s base salary for fiscal year 2003 was US$227,199. Although the CEO’s compensation package for fiscal 2003 included the right to a bonus equal to 5% of pre-tax profits, if any, the Company did not have pre-tax profits for fiscal 2003 and thus no such bonus was paid to the CEO with respect to fiscal 2003.

Stock Options

       The Company’s 1998 Stock Option Plan was approved by the Board on September 30, 1997 and by the stockholders on December 8, 1997. The purpose of the 1998 Stock Option Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance stockholder return.

       In this context, with respect to fiscal year 2003, the Compensation Committee reviewed the performance of its officers and key-employees and, in recognition of their contributions, they were granted options covering, in the aggregate, 35,000 shares at an exercise price of $2.25 per share.

       In July 2002, the Company granted options covering 35,000 shares of its Common Stock with an exercise price of $2.25 per share to its directors pursuant to the Directors Stock Option Plan, including the President/ CEO. The Company instituted the Directors Stock Option Plan (the “Directors Plan”) in 1998, which was unanimously approved by the Board and approved by the Company’s shareholders. The purpose of the Directors Plan is to give appropriate compensation to the Directors of the Company. The Company believes that the Directors Plan will provide non-employee Directors and the President of the Company (if he or she is a Director of the Company) an opportunity to acquire Common Stock of the Company and will create an incentive for them to serve on the Board of Directors of the Company and contribute to the Company’s long-term growth and profitability objectives. Pursuant to the terms of the Directors Plan, the Board of Directors amended the Directors Plan on September 24, 2002 to increase the required exercise price for shares purchasable upon the exercise of options granted under the Directors Plan from 85% to 100% of fair market value (as defined in the Directors Plan) of the Company’s Common Stock on the date of grant of each such option.

       In fiscal 2003, the Company paid to its non-employee Directors $5,000 per year and $1,500 per Board meeting attended (and to the Chairman of the Board $15,000 per year and $4,500 per Board meeting attended). Although the Chairman’s fees for fiscal 2003 included the right to payment of a bonus equal to 2% of pre-tax profits, if any, the Company did not have pre-tax profits for fiscal 2003 and thus no such bonus was paid to the Chairman with respect to fiscal 2003. Directors were also reimbursed for out-of-pocket expenses incurred in attending meetings. The Company believes that the director fees paid to its directors were substantially less than the fees paid to directors of comparable public companies. Thus, in September 2003, the Compensation Committee approved changes to the non-employee directors’ Board cash compensation, retroactive to July 1, 2003. As a result, non-employee directors other than the Chairman will be paid an annual fee of $5,000, $1,500 for each Board meeting attended and $1,000 for each Audit Committee meeting attended, and the Chairman will be paid $12,500 per fiscal quarter but no longer shall be entitled to receive any bonus based upon pre-tax profits.

Dated October 21, 2003

THE COMPENSATION COMMITTEE

A. Charles Wilson, Chairman

Jason T. Adelman
Richard M. Horowitz
S. W. Yong

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       During the fiscal year ended June 30, 2003, the Compensation Committee members consisted of Messrs. Wilson, Yong, Adelman and Horowitz. During that fiscal year, Mr. Wilson served as (and continues to serve as) a non-employee officer of the Company and Mr. Yong served as (and continues to serve as) both an officer and employee of the Company. Mr. Wilson served as an officer of the Company from 1981 to 1989.

STOCK PRICE PERFORMANCE GRAPH

       The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such securities acts.

       The graph below compares cumulative total return of Trio-Tech International, the Standard & Poor’s 500 Index and the AMEX Composite Index.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth, as of October 17, 2003, certain information regarding the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its Common Stock, (ii) each of the directors of the Company, (iii) each of the Named Executive Officers who is not a director and (iv) all executive officers and directors of the Company as a group. To the knowledge of the Company, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to shares beneficially owned, subject to applicable community property and similar statutes.

	Shares Owned
	Beneficially as of		Percent of Class
Name(1)	October 17, 2003(1)		(1)

S. W. Yong	351,924	(2)	11.78%
Richard M. Horowitz	235,701	(3)	7.98%
A. Charles Wilson	246,608	(4)	8.30%
Victor H. M. Ting	115,052	(5)	3.90%
Jason Adelman	28,750	(6)	0.97%

All Directors and Executive Officers as a group (6 persons)	1,025,415	(2)-(7)	32.86%

(1)	The percentage shown for each individual and for all executive officers and directors as a group is based upon 2,927,542 shares outstanding. The number of shares indicated and the percentage shown for each individual assumes the exercise of options that are presently exercisable or may become exercisable within 60 days from October 21, 2003 which are held by that individual or by all executive officers and directors as a group, as the case may be. The address for each of the persons listed above is in care of the Company at 14731 Califa Street, Van Nuys, California 91411.

(2)	Includes options to purchase 60,000 shares from the Company at exercise prices ranging from $2.25 to $5.37 per share.

(3)	Includes options to purchase 25,000 shares from the Company at exercise prices ranging from $2.25 to $5.37 per share. The remaining 210,701 shares are held in a trust for which Mr. Horowitz serves as a trustee.

(4)	Includes options to purchase 45,000 shares from the Company at exercise prices ranging from $2.25 to $5.37 per share. The remaining 201,608 shares held in a trust for which A. Charles Wilson serves as trustee.

(5)	Includes options to purchase 22,000 shares from the Company at exercise prices ranging from $3.20 to $6.00 per share.

(6)	Includes options to purchase 25,000 shares from the Company at exercise prices ranging from $2.25 to $5.37 per share.

(7)	Includes options to purchase 193,250 shares from the Company at exercise prices of $2.25 to $6.00 per share.

        The Company does not know of any arrangements that may at a subsequent date result in a change of control of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Based solely on a review of reports on Forms 3, 4 and 5 and amendments thereto filed with the Securities and Exchange Commission and furnished to the Company, except as described in the following sentence, none of the Company’s directors, executive officers or beneficial owners of more than 10% of Trio-Tech International’s Common Stock failed to file on a timely basis any of such reports. Each of the incumbent Directors and Victor H. M. Ting failed to file on a timely basis one Form 4, each of which late reports was subsequently filed and reported the grant of an option to acquire Common Stock granted on July 14, 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

       As previously reported, Deloitte & Touche LLP (the “Former Accountant”) was previously the Company’s principal accountant. On June 28, 2002, the Company dismissed the Former Accountant as its principal accountant. The Former Accountant’s report on the consolidated financial statements for the fiscal year ended June 30, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended and approved by the Audit Committee of the Board of Directors. During the Company’s fiscal years ended June 30, 2001, and any subsequent interim periods preceding the dismissal of the Former Accountant, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

       On June 28, 2002, BDO International was engaged as the principal accountant to audit the Company’s financial statements and has audited such statements for each of the fiscal years ended June 30, 2002 and June 30, 2003. A representative of BDO International is expected to be present at the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions.

       The Audit Committee has selected BDO International as the independent public accountants for the fiscal year ending June 30, 2004.

Audit Fees:

       BDO International billed the Company an aggregate of $129,000 for services rendered for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2003.

Financial Information Systems Design and Implementation Fees:

       There were no fees billed by BDO International for services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2003.

All Other Fees:

       Fees of $27,000 were billed in fiscal 2003 by BDO International for services rendered in connection with the tax filing for the fiscal year ended June 30, 2002.

       The Audit committee reviewed the fees for such tax services and considered whether the provision of those services was compatible with maintaining the independence of BDO International.

SHAREHOLDER PROPOSALS

       Shareholders who wish to present proposals at the 2004 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than July 11, 2004 for inclusion in next year’s Proxy Statement and Proxy Card. If a stockholder intends to present a proposal at the next Annual Meeting but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by September 24, 2004.

ANNUAL REPORT ON FORM 10-K

       Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K filed with the Commission for the year ended June 30, 2003. This request should be directed to the Corporate Secretary, Trio-Tech International, 14731 Califa Street, Van Nuys, California 91411.

GENERAL INFORMATION

       The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, telegram or special letter.

       At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

       The Annual Report to Shareholders covering the fiscal year ending June 30, 2003 is being mailed with this Proxy Statement to shareholders of record for this meeting.

By Order of the Board of Directors

A. CHARLES WILSON
Director

TRIO-TECH INTERNATIONAL AUDIT COMMITTEE CHARTER

         One committee of the board of directors will be known as the audit committee. Only independent directors will serve on the audit committee. An independent director is free of any relationship that could influence his or her judgment as a committee member. An independent director may not be associated with a major vendor to, or customer of, the company. When there is some doubt about independence, as when a member of the committee has short-term consulting contract with a major customer, the director should excuse himself from any decisions that might be influenced by that relationship.

         The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls management and the board of directors have established and all audit processes.

•  General responsibilities

1.	The audit committee provides open avenues of communication among the internal auditors, the independent accountant and the board of directors.

2.	The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

3.	The audit committee has the power to conduct or authorize investigations into matters within the committee’s scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

4.	The committee will meet at least four times each year, more frequently if circumstances make that preferable.

5.	The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

6.	The committee will do whatever else the law, the company’s charter or bylaws or the board of directors require.

•  Responsibilities for engaging independent accountants and appointing the internal auditor

1.	The audit committee will select the independent accountants for company audits. The committee’s selection is subject to approval by the full board of directors. The audit committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

2.	The audit committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the director of internal audit.

3.	The audit committee will confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

Trio-Tech International Audit Committee Charter — Revised 10/20/03 as adopted on December 6, 1999

4.	The audit committee will consider, in consultation with the independent accountant and the director of internal auditing, the audit scope and procedural plans made by the internal auditors and the independent accountant.

5.	The audit committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

6.	The audit committee will make sure that the director of internal auditing and the independent accountant coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

•	Responsibilities for reviewing internal audits, the annual external audit and the review of quarterly and annual financial statements

1.	The audit committee will ascertain that the independent accountant views the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee the committee with a timely analysis of significant financial reporting issues.

2.	The audit committee will ask management, the director of internal auditing and the independent accountant about significant risks and exposures and will assess management’s steps to minimize them.

3.	The audit committee will review the following with the independent accountant and the director of internal auditing:

a.	The adequacy of the company’s internal controls, including computerized information system controls and security.

b.	Any significant findings and recommendations made by the independent accountant or internal auditing, together with management’s responses to them.

4.	Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant.

a.	The company’s annual financial statements and related footnotes.

b.	The independent accountant’s audit of and report on the financial statements.

c.	The auditor’s qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

d.	Any serious difficulties or disputes with management encountered during the course of the audit.

e.	Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

Trio-Tech International Audit Committee Charter — Revised 10/20/03 as adopted on December 6, 1999

5.	The audit committee will consider and review with management and the director of Internal auditing.

a.	Any significant findings during the year and management’s responses to them.

b.	Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information.

c.	Any changes to the planned scope of management’s internal audit plan that the committee thinks advisable.

d.	The internal auditing department’s charter.

e.	The internal auditing department’s charter.

f.	Whether the internal auditing department has complied with the Institute of Internal Auditing’s Standards for the Professional Practice of Internal Auditing.

6.	The audit committee will review annual filings with the SEC and other published documents containing the company’s financial statements.

7.	The audit committee will review the interim financial reports with management, the independent accountant and the director of internal auditing before those interim reports are released to the public or filed with the SEC or other regulators.

8.	The audit committee will prepare a letter for inclusion in the annual report that describes the committee’s composition and responsibilities and how the responsibilities were fulfilled.

•	Periodic responsibilities

1.	Review and update the committee’s charter annually.

2.	Review policies and procedures covering officers’ expense accounts and perquisites including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent accountant.

3.	Review, with the director of internal auditing and the independent accountant, the results of their examination of compliance with the company’s code of conduct.

4.	Review legal and regulatory matters that may have a material effect on the organization’s financial statements, compliance policies and programs and reports from regulators.

5.	Meet with the director of internal auditing, the independent accountant and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.

Trio-Tech International Audit Committee Charter — Revised 10/20/03 as adopted on December 6, 1999

ANNUAL MEETING OF SHAREHOLDERS OF
TRIO-TECH INTERNATIONAL
December 9, 2003

Please date, sign and mail your proxy card
in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:			2.	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.
			NOMINEES:
☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES	O O O O	Jason T. Adelman Richard M. Horowitz A. Charles Wilson S.W. Yong	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1.
☐	FOR ALL EXCEPT (See instructions below)			PLEASE MARK, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Shareholder                               Date:                               Signature of Shareholder                                  Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TRIO-TECH INTERNATIONAL

Proxy Solicited on Behalf of the Board of Directors of the Company
for Annual Meeting of Shareholders on December 9, 2003

     The undersigned hereby appoints Dale C. Cheesman and A. Charles Wilson or either of them as his/her true lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of Trio-Tech International to be held at our principal executive offices at 14731 Califa Street, Van Nuys, California on Tuesday, December 9, 2003 at 10:00 A.M., and at any adjournments thereof, and to vote all shares that he/she is then entitled to vote, on all matters coming before said meeting. The undersigned directs that his/her proxy be voted as follows:

(Continued and to be signed on the reverse side)